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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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               Date of Report (Date of earliest event reported):
                                 JUNE 13, 1996

                                   MVSI, INC.
               (Exact name of registrant as specified in charter)

           DELAWARE                        0-26614                 54-1707718
 (State or other jurisdiction            (Commission            (I.R.S. Employer
      of incorporation)                  File Number)            Identification
                                                                      No.)

          8133 LEESBURG PIKE, SUITE 750              VIENNA, VIRGINIA 22182
     (Address of principal executive offices)              (Zip Code)

              Registrant's telephone number, including area code:
                                 (703) 356-5353

          Former name or former address, if changed since last report:
                                      N/A

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                                   MVSI, INC.
                      INFORMATION TO BE INCLUDED IN REPORT

Item 1.    Changes in Control of Registrant.
        None.

Item 2.    Acquisition or Disposition of Assets.
        None.

Item 3.    Bankruptcy or Receivership.
        None.

Item 4.    Changes in Registrant's Certifying Accountant.
        None.

Item 5.    Other Events.

           None.

Item 6.    Resignation of Registrant's Directors.
        None.

Item 7.    Financial Statements, PRO FORMA Financial Information and Exhibits.

           On June 13, 1996, the Registrant offered and sold a total of 150,000 shares of its restricted common stock to two accredited and nonaffiliated persons in a private placement transaction for aggregate consideration of $600,000, or $4.00 per share. The shares of restricted common stock include certain piggyback registration rights. As a result of the transaction, the Registrant has a total of 10,390,000 shares of common stock issued and outstanding. The purpose of the offer and sale of the securities was to enhance the Registrant's balance sheet to enable its securities to qualify for quotation on the Nasdaq National Market System. The Registrant can make no assurances that its securities will be accepted for quotation on the Nasdaq National Market System. SEE Pro Forma Consolidated Balance Sheet, dated March 31, 1996, attached hereto and made a part hereof.

Item 8.    Change in Fiscal Year.
        None.

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                                   SIGNATURE

    Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MVSI, Inc.
                                      By: Edward Ratkovich______________________
                                          Edward Ratkovich
                                          Chairman of the Board and
                                           Chief Executive Officer

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                          MVSI, INC. AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1996
                                  (UNAUDITED)
                                     ASSETS

                                                                       HISTORICAL    PRO FORMA (1)   AS ADJUSTED
                                                                      -------------  -------------  -------------
CURRENT ASSETS
  Cash..............................................................  $     512,905   $   600,000   $   1,112,905
  Cash equivalents..................................................      7,525,219       --            7,525,219
  Accounts receivable, net of allowance for doubtful accounts.......      2,369,327       --            2,369,327
  Inventory.........................................................      2,029,433       --            2,029,433
  Tax credits and income tax receivable.............................        260,031       --              260,031
  Prepaid expenses..................................................        118,822       --              118,822
                                                                      -------------  -------------  -------------
    Total current assets............................................     12,815,737       600,000      13,415,737

PROPERTY AND EQUIPMENT, NET.........................................        188,815       --              188,815

CAPITALIZED SOFTWARE................................................        784,481       --              784,481

GOODWILL............................................................        435,500       --              435,500

OTHER ASSETS........................................................         92,821       --               92,821
                                                                      -------------  -------------  -------------
    Total assets....................................................  $  14,317,354   $   600,000   $  14,917,354
                                                                      -------------  -------------  -------------
                                                                      -------------  -------------  -------------

                                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Line of credit....................................................  $     459,559   $   --        $     459,559
  Current portion of long-term debt.................................         13,585       --               13,585
  Shareholder loans.................................................        424,556       --              424,556
  Advance deposits..................................................        115,000       --              115,000
  Accounts payable and accrued liabilities..........................      1,441,626       --            1,441,626
                                                                      -------------  -------------  -------------
    Total liabilities...............................................      2,454,326       --            2,454,326

STOCKHOLDERS' EQUITY
  Common stock, 50,000,000 shares authorized, $.01 par value........        102,400         1,500         103,900
  Stock subscription receivable.....................................       (150,000)      --             (150,000)
  Additional paid in capital........................................     17,586,816       598,500      18,185,316
  Accumulated deficit...............................................     (5,686,216)      --           (5,686,216)
  Unrealized loss on investments available for sale.................        (30,178)      --              (30,178)
  Cumulative translation adjustment.................................         40,206       --               40,206
                                                                      -------------  -------------  -------------
    Total stockholders' equity......................................     11,863,028       600,000      12,463,028
                                                                      -------------  -------------  -------------
    Total liabilities and stockholders' equity......................  $  14,317,354   $   600,000   $  14,917,354
                                                                      -------------  -------------  -------------
                                                                      -------------  -------------  -------------

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(1)  Reflects  receipt of  $600,000 in  connection  with the  offer and  sale of
    150,000  shares  of   restricted  common   stock  to   two  accredited   and
    nonaffiliated persons in a private placement transaction in June 1996.